                      Excelsior Venture Investors III, LLC
                     For the Quarter ended October 31, 2002


                      Investor's Return To Date (per unit)
                      ------------------------------------

                                                       Date           Amount
                                                       ----           ------

Initial investment                                  05/11/2001       $ 500.00

Total distributions                                                    ---

Current Net Asset Value of Excelsior
Venture Partners III, LLC (a)                                        $ 469.14

Other Net Assets/ (Liabilities) (b)                                     (3.19)

Current Net Asset Value of Excelsior
Venture Investors III, LLC                                           $ 465.95

Total Return (annualized) (c)                                           -4.67%


                        Fund's Return on Capital Invested
                        ---------------------------------

Net Internal Rate of Return (IRR) (d)                                 -10.97%

Multiple of Capital Invested (e)                                        0.90x


                             Total Investment Value
                             ----------------------

                                    [GRAPHIC]



Fourth Quarter 2002 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $94.6 million of investors' capital, net of offering costs, in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $146.1 million in assets, net of offering costs.

As of October 31, 2002, the Master Fund has committed 51% and invested 42% of the initial capital raised.

EVP III's Portfolio Developments
--------------------------------

Direct Investments

During the quarter, the Master Fund continued to build its portfolio with a $3 million investment in Pilot Software Acquisition Corp. The fund was the only investor in the Series A financing round. Pilot Software is a provider of business analysis solutions that enables companies to transform data into decision making power.

The Master Fund invested an additional $1.15 million in Ethertronics, Inc., developer of high performance, embedded antennas for mobile devices.

The Master Fund invested an additional $600,000 in Ancile Pharmaceuticals, Inc., a developer and manufacturer of prescription branded botanical drugs for chronic disease conditions.

The Master Fund has written off its investment in Cenquest, Inc. because of the company's diminishing prospects and its inability to secure additional financial support. The Master Fund also wrote down its investment in LightConnect, Inc. in advance of its Series C financing term sheet.


Fund Investments

In August 2002, the Master Fund committed $3 million to Tallwood II, L.P., a $180 million fund targeting early-stage companies in the semiconductor industry. As of October 31, 2002, Tallwood has not drawn any capital from the Master Fund.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

               This material may only be presented to members of
                     Excelsior Venture Investors III, LLC.

                      Excelsior Venture Investors III, LLC
         Summary of the Master Fund's Investments as of October 31, 2002
         ---------------------------------------------------------------

                                                                                                                Carrying
                                                                                 Original       Carrying           Value       % of
                                                                                     Cost          Value       per Share        NAV
                                                                                 --------       --------       ---------       ----
Private Companies                 Business Description

Adeza Biomedical Corp.            Developer of diagnostic products and
                                  services for women's reproductive healthcare  $  3,000,000  $  3,000,000     $  10.16        2.17%

Ancile Pharmaceuticals, Inc.      Developer and manufacturer of prescription
                                  branded botanical drugs for chronic disease
                                  conditions                                       3,600,000     3,600,000        12.19        2.60%

Archemix Corp.                    Developer of acid nucleic-based biotherapeutics
                                  and drug discovery tools                           628,571       628,571         2.13        0.45%

Cenquest, Inc.                    Intermediary provider of accredited business
                                  and management degree programs                   2,000,000           ---          ---        0.00%

Ethertronics, Inc.                Developer of high performance, embedded
                                  antennas for mobile device market                4,650,000     4,650,000        15.75        3.36%

Genoptix, Inc.                    Developer and designer of the first laser-based
                                  platform for analyzing, sorting and manipulating
                                  living cells without the need for any dyes or
                                  labels                                           2,500,000     2,500,000         8.47        1.81%

LightConnect, Inc.                Designer and manufacturer of dynamic optical
                                  components for network applications              5,992,000       948,563         3.21        0.68%

LogicLibrary, Inc.                Provider of software asset management
                                  solutions enabling rapid application assembly    2,000,000     2,000,000         6.77        1.44%

MIDAS Vision Systems, Inc.        Developer of automated optical inspection
                                  systems for advanced substrates and
                                  microelectronics packaging industries            4,000,000     4,000,000        13.55        2.89%

Monterey Design Systems, Inc.     Developer of advanced development tools for
                                  the semiconductor industry                       4,750,000     4,750,000        16.09        3.43%

NanoOpto Corp.                    Designer, manufacturer and marketer of
                                  integrated optical components using
                                  nanotechnology manufacturing platforms           2,231,212     2,231,212         7.56        1.61%

NetLogic Microsystems, Inc.       Developer of advanced network search engines     5,000,000     5,000,000        16.94        3.61%

OpVista, Inc.                     Developer of bandwidth enhancing optical
                                  networking solutions                             4,000,000     4,000,000        13.55        2.89%

Pilot Software Acquisition Corp.  Provider of business analysis solutions          3,000,000     3,000,000        10.16        2.17%

Senomyx, Inc.                     Developer of proprietary flavor and fragrance
                                  molecules for the food, beverage, cosmetic and
                                  pharmaceutical industries                        1,500,000     1,500,000         5.08        1.08%

Silverback Systems, Inc.          Provider of silicon and software solutions
                                  that enable IP based storage area networks and
                                  data center systems                              1,415,615     1,415,615         4.80        1.02%

Tensys Medical, Inc.              Developer of non-invasive arterial blood
                                  pressure monitoring systems                      5,000,000     5,000,000        16.94        3.61%

Virtual Silicon Technology, Inc.  Supplier of semiconductor intellectual property and process technology to
                                  manufacturers and designers of systems-on-chip   5,000,000     5,000,000        16.94        3.61%
                                                                                ------------  ------------      -------       -----
                                   Private Companies Total                      $ 60,267,398  $ 53,223,961      $180.29       38.43%

Limited Partnerships

Advanced Technology               Varied-stage information technology,
Ventures VII, L.P.                communications and life sciences companies    $    300,000  $    223,690      $  0.76        0.16%

CHL Medical Partners II, L.P.     Start up and early stage medical technology
                                  and life sciences companies                        270,000       235,315         0.80        0.17%

Morgenthaler Partners VII, L.P.   Varied-stage information technology,
                                  communications and life sciences companies         600,000       531,191         1.80        0.38%

Prospect Venture
Partners II, L.P.                 Varied-stage life sciences companies               630,429       527,840         1.79        0.38%
                                                                                ------------  ------------      -------       -----
                                   Limited Partnerships Total                   $  1,800,429  $  1,518,036      $  5.14        1.10%

                                   Total Current Investments (f)                $ 62,067,827  $ 54,741,997      $185.43        39.5%
                                   Cash and Equivalents (Net of Liabilities)      83,753,019    83,753,019       283.71        60.5%
                                                                                ------------  ------------      -------       -----
                                   Investment Total/Net Asset Value of EVP III  $145,820,846  $138,495,016      $469.14       100.0%
                                                                                ============  ============      =======       =====

               This material may only be presented to members of
                      Excelsior Venture Partners III, LLC.

                      Excelsior Venture Investors III, LLC
                                  (the "Fund")

a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Investment Adviser and a committee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/(Liabilities): Includes a reserve established for the payment of a per annum fee of 0.1% of net assets of the Fund that are not represented by the Fund's investment in the Master Fund. Other net assets/(liabilities) specific to the Fund are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Master Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The sum of realized proceeds and current carrying value of the Master Fund's holdings divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.

                This material may only be presented to members of
                      Excelsior Venture Investors III, LLC.